UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2)	Form, Schedule or Registration Statement No.:
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	4)	Date Filed:

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

Proxy Voting Information
Account Access Retirement Plan Manager (RPM) Service Center Tax Center Retail Proxy Voting	Proxy statements were mailed on or about February 10, 2014 to shareholders of record as of the close of business on January 6, 2014 for the Invesco V.I. Utilities Fund. The purpose of the proxy statement is to approve the elimination of the Fund’s fundamental investment restriction. The proxy statement contains disclosure information about the proposal for which votes or voting instructions have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below.
Invesco V.I. Utilities Fund

How to vote
You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations.

By Internet	You may vote your shares at www.proxy-direct.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.	By Telephone	Call the toll-free number listed on your proxy card. Enter the control number listed on the proxy card and follow the recorded instructions.
By Mail	Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.	In Person	The shareholder meeting for the Invesco V.I. Utilities Fund will be held on March 26, 2014 at 2:00 p.m. EST. Please notify Invesco at 1.800.952.3502 if you plan to attend the meeting.

If you have any questions...

If you have questions about the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.410.4246 any business day between 8:00 a.m. and 5:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.

Investor Home > Accounts & Services > Retail Proxy Voting	Tools:

Invesco Proxy Information by Fund
Account Access Retirement Plan Manager (RPM) Service Center Tax Center Retail Proxy Voting

Invesco V.I. Utilities Fund

1.   Please read the proxy statement in full. (PDF)

2.   Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.   You may vote your shares at www.proxy-direct.com.

Additional fund materials: — Prospectus — Annual Report — Semi Annual Report

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QUESTIONS & ANSWERS FOR:

Invesco V.I. Utilities Fund (the “Fund”)

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

HOW DO I VOTE?

Voting may take place in the following ways:

—	You may vote your shares at www.proxy-direct.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

—	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions, you may call 866-209-2450.

—	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

—	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The Board recommends that you vote FOR the proposal.

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, the Fund may not receive enough votes to go forward with the March 26, 2014 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders.

WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

—	Secure Sockets Layer (SSL) – A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.
—	Control Number – Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.
—	Firewall – To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the shareholder meeting, which will be held on March 26, 2014 at 2:00 p.m. Eastern time.

WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?

—	To approve the elimination of the Fund’s fundamental investment restriction that requires the Fund to concentrate (as that term may be defined or interpreted by the Investment Company Act of 1940, as amended, and by the federal securities laws, interpretations and exemptions) its investments in the securities of issuers engaged primarily in utilities-related industries.

WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSAL?

Further details about the proposal can be found in the proxy statement.

Thank you for calling Invesco.

If you plan to attend the Invesco V.I. Utilities Fund Shareholder Meeting Press 1.

OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting which is currently scheduled for 2:00 p.m. Eastern Time on March 26, 2014.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone queue. [Internal note they will be routed to ext. 5200]

Again, thank you for calling Invesco.